                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File No. 33-96294) of Carey Institutional Properties Incorporated and subsidiaries of our report dated April 7, 2000, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.





/s/ PricewaterhouseCoopers LLP

New York, New York
April 7, 2000